           THE MANUFACTURERS LIFE INSURANCE COMPANY OF NORTH AMERICA

             [MANULIFE FINANCIAL LOGO]             Marketing Name
________________________________________________________________________________

Flexible Payment Deferred Combination Fixed and Variable Annuity Application. Payment (or original of exchange/transfer request) must accompany Application. Please make check payable to MANULIFE NORTH AMERICA (the "Company") and address to: P.O. Box 9230, Boston, MA 02205-9230. Overnight mailing address: 500 Boylston Street, Suite 400, Attn: Annuity Services, Boston, MA 02116-3739.

800-344-1029                                                 www.manulifeusa.com

  1.  ACCOUNT REGISTRATION  (Please Print)

OWNER* (Applicant-Must be completed)
                                                   Sex [ ] M  [ ] F   Date of Birth  ______________________
                                                                                       Month   Day   Year

___________________________________________________________________   ______________________________________________________________
First Name                                    Middle                  Last Name

___________________________________________________________________   ________________________________
Street                                                                Daytime Phone Number

___________________________________________________________________   _____________________________ or _____________________________
Street                                                                Social Security Number           Tax ID Number

___________________________________________________________________   ______________________________________________________________
City                                        State     Zip             Client Brokerage Account Number
____________________________________________________________________________________________________________________________________
CO-OWNER* (Complete if applicable)

___________________________________________________________________   ______________________________________________________________
First Name                                    Middle                  Last Name

Sex [ ] M [ ] F               Date of Birth  ______________________   ________________________________
                                               Month   Day   Year     Daytime Phone Number

                                                                      _____________________________ or _____________________________
                                                                      Social Security Number           Tax ID Number

====================================================================================================================================
ANNUITANT*      (If different from Owner)

___________________________________________________________________   ______________________________________________________________
First Name                                    Middle                  Last Name

Sex [ ] M [ ] F               Date of Birth  ______________________   ________________________________
                                               Month   Day   Year     Daytime Phone Number

___________________________________________________________________   _____________________________
Street                                                                Social Security Number

___________________________________________________________________
City                                        State     Zip
____________________________________________________________________________________________________________________________________
CO-ANNUITANT* (Complete if applicable)

___________________________________________________________________   ______________________________________________________________
First Name                                    Middle                  Last Name

Sex [ ] M [ ] F               Date of Birth  ______________________   ________________________________
                                               Month   Day   Year     Daytime Phone Number

                                                                      _____________________________
                                                                      Social Security Number

================================================================================
GROUP HOLDER (List Group States Here) In certain states, certificates are issued under a Master Group contract.

Name                        Venture Trust                             Address                     G706114/G706115
====================================================================================================================================

[ ] No [ ] Yes Will the purchase of this Annuity replace or change any other insurance or annuity? If "Yes," state company and contract number below, and attach replacement forms. If 1035 exchange, or any other transfer of assets, attach original of exchange form or letter.

___________________________________________________________________   ______________________________________________________________
Company                                                               Contract Number


APPTYP01
   *Unless subsequently changed in accordance with terms of Contract issued.
                                                                            5/01

  2.  BENEFICIARIES  (Enclose signed letter if more information is required.)

PRIMARY BENEFICIARY

NAME* _____________________________________________________________   ______________________________________________________________
      First Name                              Middle                  Last Name

      Sex [ ] M [ ] F         Date of Birth  ______________________   _____________________________ or _____________________________
                                               Month   Day   Year     Social Security Number           Tax ID Number

                                                         __________   ______________________________________________________________
                                                         Percentage   Relationship
____________________________________________________________________________________________________________________________________

NAME* _____________________________________________________________   ______________________________________________________________
      First Name                              Middle                  Last Name

      Sex [ ] M [ ] F         Date of Birth  ______________________   _____________________________ or _____________________________
                                               Month   Day   Year     Social Security Number           Tax ID Number

                                                         __________   ______________________________________________________________
                                                         Percentage   Relationship
____________________________________________________________________________________________________________________________________

NAME* _____________________________________________________________   ______________________________________________________________
      First Name                              Middle                  Last Name

      Sex [ ] M [ ] F         Date of Birth  ______________________   _____________________________ or _____________________________
                                               Month   Day   Year     Social Security Number           Tax ID Number

                                                         __________   ______________________________________________________________
                                                         Percentage   Relationship
____________________________________________________________________________________________________________________________________
CONTINGENT BENEFICIARY

NAME* _____________________________________________________________   ______________________________________________________________
      First Name                              Middle                  Last Name

      Sex [ ] M [ ] F         Date of Birth  ______________________   _____________________________ or _____________________________
                                               Month   Day   Year     Social Security Number           Tax ID Number

                                                         __________   ______________________________________________________________
                                                         Percentage   Relationship
____________________________________________________________________________________________________________________________________

NAME* _____________________________________________________________   ______________________________________________________________
      First Name                              Middle                  Last Name

      Sex [ ] M [ ] F         Date of Birth  ______________________   _____________________________ or _____________________________
                                               Month   Day   Year     Social Security Number           Tax ID Number

                                                         __________   ______________________________________________________________
                                                         Percentage   Relationship

If there are additional beneficiary/contingent beneficiaries, please include in the remarks section or on an additional piece of paper.

  3.  PLAN SPECIFICS (Must Be Completed)

TYPE OF PLAN:  [ ] Non-Qualified    [ ] 1035 Exchange, Cost Basis $_______________________


Qualified      [ ] IRA Tax Year____ [ ] Simple IRA             [ ] Keogh (HR-10)         [ ] Money Purchase   [ ] Defined Benefit
               [ ] IRA Rollover     [ ] SEP IRA                [ ] 403(b) ERISA          [ ] 401(k)           [ ] Profit Sharing
               [ ] IRA Transfer     [ ] Roth IRA Tax Year____  [ ] 403(b) Non-ERISA      [ ] Simple 401(k)    [ ] Other_____________
                                    [ ] Beneficiary 403(b)     [ ] Inherited IRA

  4.  RIDERS (Optional)
                      Owner MUST initial to ELECT the following optional riders.

Please initial box next to optional rider(s) desired.

[     ] GRIP (GUARANTEED RETIREMENT INCOME PROGRAM) IRREVOCABLE. Not available in all states. If elected there is an additional fee.
See prospectus for details.

[     ] ANNUAL STEP DEATH BENEFIT IRREVOCABLE. Not available if oldest owner is age 80 or older. If elected there is an additional fee.
See prospectus for details.

[     ] GEM (GUARANTEED EARNINGS MULTIPLIER) IRREVOCABLE. Not available in all states. If elected there is an additional fee.
See prospectus for details.

APPTYP01
    *Unless subsequently changed in accordance with terms of Contract issued.
                                                                            5/01

  5.  INVESTMENT ALLOCATION (Must Be Whole Percentages and Total 100%)

$__________________ Allocate payment with application as indicated below (Minimum initial payment of $10,000):
Payment Method: [ ] Check  [ ] Wire  [ ] 1035 Exchange  [ ] Transfer/Rollover
                [ ] Other _________

______% Munder Capital Internet Technologies               ______% PIMCO Global Bond
______% MAC Pacific Rim Emerging Markets                   ______% PIMCO Total Return
______% INVESCO Telecommunications                         ______% Wellington Management Investment Quality Bond
______% T. Rowe Price Science & Technology                 ______% CGTC Diversified Bond
______% Founders International Small Cap                   ______% SaBAM U.S. Government Securities
______% T. Rowe Price Health Sciences                      ______% MAC Money Market
______% AIM Aggressive Growth
______% Franklin Emerging Small Company                    INDEX PORTFOLIOS
______% CGTC Small Company Blend                           ______% Small Cap                    ______% International
______% Janus Dynamic Growth                               ______% Mid Cap                      ______% Total Stock Market
______% INVESCO Mid Cap Growth                             ______% 500
______% Putnam Mid Cap Opportunities
______% Wellington Management Mid Cap Stock                LIFESTYLE PORTFOLIOS
______% AIM All Cap Growth                                 ______% Aggressive 1000              ______% Growth 820
______% Davis Financial Services                           ______% Balanced 640                 ______% Moderate 460
______% Fidelity Overseas                                  ______% Conservative 280
______% T. Rowe Price International Stock
______% Templeton International Int'l Value                FIXED ACCOUNTS
______% Jennison Capital Appreciation                      (Fixed accounts not available in WA if GRIP is elected.
______% Fidelity Strategic Opportunities                   ______% 1 Year
______% MAC Quantitative Mid Cap
______% Putnam Global Equity
______% MFS Strategic Growth
______% SSgA Growth                                                                             ______TOTAL (MUST EQUAL 100%)
______% Fidelity Large Cap Growth
______% Dreyfus All Cap Value
______% MFS Capital Opportunities
______% MAC Quantitative Equity
______% T. Rowe Price Blue Chip Growth
______% MFS Utilities
______% Cohen & Steers Real Estate Securities
______% T. Rowe Price Small Company Value
______% Lord Abbett Mid Cap Value
______% MAS Value
______% Brinson Advisors Tactical Allocation
______% Davis Fundamental Value
______% Wellington Management Growth & Income
______% CGTC U.S. Large Cap Value
______% T. Rowe Price Equity-Income
______% CGTC Income & Value
______% MAC Balanced
______% MAS High Yield
______% SaBAM Strategic Bond


 You may change the allocation of subsequent Net Payments at any time, without charge, by giving us written notice.


APPTYP01                                                                    5/01

  6.  REMARKS








  7. SIGNATURES (All participants must sign application, including Irrevocable Beneficiary, if designated.)

NOTICE TO APPLICANT: FOR FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree. FOR NEW JERSEY RESIDENTS
ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties. FOR ARKANSAS, DISTRICT OF COLUMBIA, KENTUCKY, MAINE, NEW MEXICO, OHIO, PENNSYLVANIA AND VIRGINIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of a claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact or material thereto, commits a fraudulent insurance act, which is a crime, and subjects such person to criminal and civil penalties and the denial of insurance benefits.

STATEMENT OF APPLICANT: I/We agree that the Contract I/we have applied for shall not take effect until the later of: (1) the issuance of the Contract, or (2) receipt by the Company at its Annuity Service Office of the first payment required under the Contract. The information herein is true and complete to the best of my/our knowledge and belief and is correctly recorded. I/We agree to be bound by the representations made in this application. The Contract I/we have applied for is suitable for my/our insurance investment objectives, financial situation and needs. I/We understand that unless I/we elect otherwise in the Remarks section, the Maturity Date will be the later of the Annuitant's 85th birthday, or 10 years from the Contract Date (IRAs and certain qualified retirement plans may require distributions to begin by age 70 1/2).

I/WE ACKNOWLEDGE RECEIPT OF THE MOST CURRENT PROSPECTUS AND UNDERSTAND THAT ANNUITY PAYMENTS AND OTHER VALUES PROVIDED BY THE CONTRACT APPLIED FOR, WHEN BASED ON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT ARE VARIABLE AND NOT GUARANTEED AS TO FIXED DOLLAR AMOUNT.

________                                                                                          Date Signed ______________________
Signed in (State)                                                                                               Month   Day   Year

____________________________________________________________________________________________________________________________________
Signature of Owner/Applicant                                                               Signature of Co-Owner

____________________________________________________________________________________________________________________________________
Signature of Annuitant (if different from Owner)

____________________________________________________________________________________________________________________________________
Signature of Co-Annuitant (if different from Co-Owner)                                     Signature of Irrevocable Beneficiary
                                                                                           (if designated)

STATEMENT OF AGENT:
A. [ ] No     [ ] Yes      Will this contract replace or change any existing life insurance or annuity in this or any other company?

B. [ ] Plan B              (Must be completed or Default as defined in Selling Agreement.)
   [ ] Plan C

C. I certify I am authorized and qualified to discuss the Contract herein applied for.

________________________________________________________________________________
Signature of Agent

___________________________________________________________________   ______________________________________________________________
Agent First Name                              Middle                  Agent Last Name

___________________________________________________________________   ______________________________________________________________
Name of Firm                                                          Agent Phone Number
                                                                                           Date of Prospectus
___________________________________________________________________                                           ______________________
Agent Number                                                                                                    Month   Day   Year

___________________________________________________________________
State License ID Number

APPTYP01                                                                    5/01

INITIAL NEXT TO THE SERVICE OPTION(S) YOU WISH TO ELECT OR DECLINE, AS INDICATED. (SERVICE OPTIONS OPERATE EXCLUSIVE OF ONE ANOTHER.)

 TELEPHONE TRANSFER AUTHORIZATION
                        Owner MUST initial here to DECLINE this option. ________

I decline the option to authorize the Company to act on transfer instructions given by telephone from any person who can furnish proper identification.

Unless I decline this option, I understand that neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization.

 TELEPHONE WITHDRAWAL AUTHORIZATION*
                        Owner MUST initial here to ELECT this option. ________

I authorize the Company to act on withdrawal instructions given from any person who can furnish proper identification by telephone. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability or expense in connection with a telephone withdrawal if the Company or such other person acted on telephone withdrawal instructions in good faith in reliance on this authorization. The minimum withdrawal amount is $1,000.

Withdrawal instructions may authorize Partial Withdrawals of up to $50,000.00 per account. (Full withdrawals are not permitted by telephone.) The check may only be payable to the owner of record (who must be individual) and may be mailed only to the address of record. The Company will not allow telephone withdrawals for the following accounts: a) An account on which the address has been changed in the last 30 days, b) Accounts over which a person has Power of Attorney, c) 403(b) accounts for which the owner is under 59 1/2, d) Custodial accounts, and e) Accounts with Market Timers as owners.

 AUTOMATIC REBALANCING*
                        Owner MUST initial here to ELECT this option. ________

If marked, the policyholder's contract value, excluding amounts in the fixed account investment options, will be automatically rebalanced to maintain the rebalancing percentage levels in the variable portfolios based on the current total value of the eligible portfolios on the day of rebalancing.

You may change the rebalancing percentages or terminate your participation in the program by providing the Company with a completed Automatic Rebalancing Authorization form or by providing instructions via telephone to an authorized Company representative prior to the day the rebalancing will occur.

If a policyholder elects to participate in Automatic Rebalancing, the total value of the variable portfolios must be included in the program. Therefore, fund exchanges and subsequent payments received and applied to portfolios in percentages different from the current rebalancing allocation will be rebalanced at the next date of rebalancing unless the subsequent payments are allocated to the fixed account investment options.

Rebalancing will occur on the 25th of the month (or next business day), please indicate frequency. If no frequency is indicated, then Automatic Rebalancing will occur Quarterly:

[ ] Quarterly    [ ] Semi-Annually (June & December)    [ ] Annually (December)

Rebalancing percentages as indicated by variable Investment Allocations elected on the first page of the application, unless subsequently changed.

 DOLLAR COST AVERAGING* (Minimum Payment $6,000)
                        Owner MUST initial here to DECLINE this option. ________

I authorize the Company to transfer an amount (minimum $100) each month as indicated below. Transfers are available from all variable and the one-year fixed investment options. A maximum of 10% from the one-year fixed investment option may be transferred monthly (10% maximum waived for promotional DCA programs). Please make first transfer on ____/____/____ (mm/dd/yy).

Dollar Cost Averaging from any fixed accounts is not available in WA if GRIP is elected.

START DATE: __________ (Indicate day of month excluding 29th, 30th, or 31st.) If application is received AFTER the requested start date, transfers will commence on the requested day of the following month. If no start date is indicated or the selected start date falls on a weekend or holiday, transfers will commence on the next available business day.

LENGTH OF TRANSFER PERIOD:    [ ] Indefinitely (or as long as all source funds have balances.)
                              [ ] _____ Months

SOURCE FUND                                                                             MONTHLY AMOUNT
_________________________________________________________________________             $ ____________________________________

DESTINATION FUND                                                                        MONTHLY AMOUNT TO DESTINATION FUND
_________________________________________________________________________             $ ____________________________________

_________________________________________________________________________             $ ____________________________________

_________________________________________________________________________             $ ____________________________________

APPTYP01-SO
    *Unless subsequently changed in accordance with terms of Contract issued.
                                                                            5/01

INITIAL NEXT TO THE SERVICE OPTION(S) YOU WISH TO ELECT, AS INDICATED. (SERVICE OPTIONS OPERATE EXCLUSIVE OF ONE ANOTHER.)

 INCOME PLAN* (Minimum Payment $12,000)
                        Owner MUST initial here to ELECT this option. ________

I authorize withdrawals (minimum $100) from my Contract Value to commence as indicated below. A maximum of 10% of payments may be withdrawn annually. When utilizing the Income Plan, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers.

                      $ ________ prorata from active variable portfolios OR

                      From: ____________________________________________________   $ ____________________________________

                      From: ____________________________________________________   $ ____________________________________

                      From: ____________________________________________________   $ ____________________________________

                      From: ____________________________________________________   $ ____________________________________

                      From: ____________________________________________________   $ ____________________________________

INDICATE FREQUENCY:   [ ] Monthly  or  [ ] Quarterly (January, April, July and October)
                      Day of Withdrawal:  [ ] 1st  [ ] 7th  [ ] 16th  or  [ ] 26th

FEDERAL TAX INFORMATION (If no selection is made, the Company will NOT withhold taxes.)

CHOOSE ONE:           [ ] Do not withhold Federal Income Taxes
                      [ ] Withhold the 10% minimum (20% for 403(b) TSA accounts) for Federal Income Tax
                      [ ] Withhold  $___________

[     ] I wish to utilize Electronic Funds Transfer in the processing of my
        Income Plan (may take 20 business days).
        A VOIDED CHECK MUST BE ATTACHED.

Or, if different from owner, make check payable to:

____________________________________________________________________________________________________________________________________
First                                        Middle                                     Last

____________________________________________________________________________________________________________________________________
Street                                       City                                       State             Zip

(Allow 7 business days for receipt of check.)


 CHECK PLUS-AUTOMATIC PURCHASE*
                        Owner MUST initial here to ELECT this option. ________

I authorize the Company to collect $______ (minimum $30) starting the month of ______ by initiating electronic debit entries to my bank account with the following frequency: [ ] Monthly: [ ] 5th or [ ] 20th [ ] Quarterly (20th of January, April, July and October). When utilizing Check Plus, I agree that if any debit/transfer is erroneously received by the bank indicated on the enclosed voided check, or is not honored upon presentation, any accumulation units may be canceled, and agree to hold the Company harmless from any loss due to such electronic debits/transfers. (A VOIDED CHECK MUST BE ATTACHED.)









================================================================================
Annuities and life insurance products are not insured by the FDIC, NCUSIF, or any other agency. Annuities are not deposits or obligations of any bank or financial institution. The bank or financial institution does not guarantee performance by the insurer issuing the annuity. Variable Annuities are subject to investment risk, including potential loss of principal.

                                              ["NO" FDIC LOGO] ["NO" BANK LOGO]


APPTYP01-SO
    *Unless subsequently changed in accordance with terms of Contract issued.
                                                                            5/01